UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 14, 2004

Aegis Communications Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-14315	75-2050538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7880 Bent Branch Drive, Suite 150, Irving, Texas 75063

(Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code:

(972) 830-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Other Events.

(d)(1)      The Registrant announced that effective September 14, 2004,  the following individuals had been appointed as directors of the Registrant’s Board of Directors: Rajiv Agarwal, Richard Ferry, Pertti Johansson, John-Michael Lind, Pramod Saxena and Rashesh Shah.

(d)(2)      The Registrant also announced that effective September 14, 2004, Rajiv Agarwal, John Michael Lind, Pertti Johansson and Rashesh Shah were named to the Registrant’s Audit Committee, and that Pramod Saxena and Pertti Johansson were named to the Registrant’s Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 20, 2004	AEGIS COMMUNICATIONS GROUP, INC.

	By:	/s/ John Scot Brunke
John Scot Brunke
President